Filed pursuant to Rule 497(e)

Registration No. 002-68290;  811-3070

HILLIARD-LYONS GOVERNMENT FUND, INC.

Prospectus Supplement

To Prospectus Dated January 1, 2008

On March 31, 2008, The PNC Financial Services Group, Inc. (“PNC”) completed its sale of J.J.B. Hilliard, W.L. Lyons, LLC, successor to J.J.B. Hilliard, W.L. Lyons, Inc. (“Hilliard-Lyons”), the investment adviser to, and administrator and distributor of, the Hilliard-Lyons Government Fund, Inc. (the “Fund”), to Houchens Industries, Inc. (“Houchens”).

PNC’s sale of Hilliard-Lyons to Houchens resulted in a change in control of Hilliard-Lyons and, therefore, constituted an “assignment” of the existing investment advisory agreement between the Fund and Hilliard-Lyons within the meaning of the Investment Company Act of 1940, as amended.  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the Investment Company Act.  Consequently, an  interim advisory agreement approved by the Fund’s Board of Directors on December 17, 2007 became effective on April 1, 2008.  Under the interim advisory agreement, Hilliard-Lyons will continue to act as the investment adviser to the Fund until the Fund’s shareholders approve or disapprove of a new investment advisory agreement at a special meeting of shareholders or August 27, 2008, whichever is sooner.

The special meeting of the Fund’s shareholders scheduled for March 31, 2008 was adjourned to April 17, 2008 at which shareholder approval of the new investment advisory agreement between the Fund and Hilliard-Lyons will be sought.  Details regarding the special meeting are contained in a proxy statement sent to shareholders on or about February 22, 2008.

The date of this Prospectus Supplement is April 14, 2008.

Please keep this Prospectus Supplement with your records.